INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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M-WAVE, INC.

(Name of Registrant as Specified in Its Charter)

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M-WAVE, INC.
11533 Franklin Avenue, 2nd Floor
Franklin Park, IL 60131

Dear Fellow Stockholder:

The Annual Meeting of Stockholders (the "Annual Meeting") of M-Wave, Inc. (the "Company" or "M-Wave") will be held at 10:00 a.m. Central Time on October 31, 2006 at 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131. Enclosed you will find a formal Notice of our Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, the Proxy confers authority to vote "FOR" (a) re-election of Joseph A Turek to the Board of Directors, (b) ratification of McGladrey & Pullen, LLC as auditors of the Company for calendar year 2006, (c) amending the Company's Certificate of Incorporation, as amended, to effect a reverse split of the Company's issued and outstanding common stock, par value $.005 per share (the "Common Stock") of between one-for-two (1-2) and one-for-ten (1-10) reverse stock split in the discretion of the Board of Directors, (d) amending the Company's Certificate of Incorporation, as amended, to increase the amount of the Company’s authorized Common Stock, par value $.005 per share, from twenty million (20,000,000) to Two-Hundred million (200,000,000); and (e) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

The Company's Board of Directors believes that a favorable vote all matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" these matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy promptly.

Thank you for your investment and continued interest in M-Wave, Inc.

Sincerely,

/s/ Joseph A. Turek
Joseph A. Turek
President and Chairman

September 12, 2006

M-WAVE, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To our Stockholders:

Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of M-Wave, Inc. (the "Company" or "M-Wave"), a Delaware corporation, will be held at our principal office at 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131 on October 31, 2006 at 10:00 a.m., Central Time, for the following purposes:

1.	To elect one Class II Director for a term expiring in 2008.
2.	To ratify the appointment of McGladrey & Pullen, LLP as auditors of the Company for the 2006 calendar year.
3.
To amend the Certificate of Incorporation, as amended, to effect a reverse split of the Company's issued and outstanding common stock, par value $.005 per share (the "Common Stock") of between a one-for-two (1-2) and one-for-ten (1-10) reverse stock split in the discretion of the Board of Directors

4.
To amend the Certificate of Incorporation, as amended, to increase the amount of the Company’s authorized Common Stock, par value $.005 per share (the “Common Stock”), from twenty million (20,000,000) to Two-Hundred million (200,000,000); and

5.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on September 27, 2006, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors,

/s/ Jeffrey Figlewicz
Jeffrey Figlewicz, Secretary
Franklin Park, Illinois
September 12, 2006

THE ENCLOSED PROXY CARD, WHICH IS BEING SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY,
CAN BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH
REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

M-WAVE, INC.

11533 Franklin Avenue, 2nd Floor
Franklin Park, IL 60131

PROXY STATEMENT

The Board of Directors of the Company solicits your proxy for use at the Annual Meeting of Stockholders on October 31, 2006, or at any adjournment thereof. The Proxy Statement and the form of proxy card are being mailed to stockholders commencing on or about September 27, 2006.

INFORMATION CONCERNING SOLICITATION AND VOTING

Revocability of Proxies

Any stockholder who executes and returns a proxy card may revoke the same at any time before it is exercised by filing with the Secretary of the Company written notice of such revocation or a duly executed proxy card bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy.

Record Date

Stockholders of record at the close of business on September 27, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. On August 31, 2006 the Company had 6,202,601 shares of common stock issued and outstanding.

Voting and Solicitation

Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

The nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Company for the fiscal year 2006 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

The amendment of the Company's Certificate of Incorporation to effect a reverse split of the Company’s Common Stock, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote.

The amendment of the Company's Certificate of Incorporation to effect an increase in the Company’s authorized Common Stock, as described in Proposal 4, requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote.

"Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Proposals 1, 2, 3 and 4 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words may, will, should, expect, anticipate, estimate, believe, intend or project or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes, each of whose members serve for a staggered three-year term. The Board is comprised of one Class I Director, Bruce K. Nelson, one Class II Director, Joseph A. Turek, and two Class III Directors, Glenn Norem and Gary L. Castagna.

The Board of Directors has nominated Joseph A. Turek to stand for reelection as a Class II Director for a term ending upon the election of directors at the 2009 annual meeting of stockholders.

The current Class III Directors are not up for election this year and have terms ending upon the election of directors at the 2007 annual meeting of stockholders. The current Class I Director is not up for election this year and has a term ending upon the election of directors at the 2008 annual meeting of stockholders. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that the nominee will not be a candidate or will be unable to serve as a director. However, in the event a nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

Nominee for Election at the 2006 Annual Meeting

Class II Director

JOSEPH A. TUREK, 49, is the founder of the Company and has served as a director of the Company since 1988. Mr. Turek served as President of the Company from 1988 to February 1997, as Chairman from 1993 to September 2004, and as Chief Executive Officer from 1993 to July 2004. Mr. Turek served for more than five years in various positions at West-Tronics, Inc., a manufacturer of low-frequency circuit boards and a contract assembler of electronic products, with his last position as President in 1987 and 1988. West-Tronics entered into an assignment for the benefit of creditors in December 1988 pursuant to which the Company purchased the assets and assumed certain liabilities of West-Tronics, Inc. Mr. Turek received a B.S.E.E. degree from the University of Notre Dame and an M.B.A. degree from Northwestern University.

Directors Continuing in Office until 2007 Annual Meeting

Class III Directors

GARY L. CASTAGNA, 43, has been a director of the Company since 2001. Mr. Castagna presently serves as Senior Vice President, Chief Financial Officer, and Treasurer of Amcol International Corporation, a company that is engaged in the materials and environmental industries. Mr. Castagna was a consultant to Amcol from June 2000 to February 2001 and Vice President of Chemical International Corporation, a former subsidiary of Amcol, from August 1997 to May 2000. Mr. Castagna received his bachelor’s degree in accounting and finance from the University of Michigan, Ann Arbor. He has also completed graduate courses at University of Michigan, and is a certified public accountant.

GLENN A. NOREM, 53, has been a director of the Company since 2005. Mr. Norem has served as the Managing Partner of LoneStar CAPCO Fund, LLC, a Texas certified capital company, since its formation in March 2005. The LoneStar CAPCO Fund secures debt and equity investments in early-stage firms located in Texas.

Mr. Norem has served as Managing Partner of B2B Catalyst, LLC (previously Catalyst Financial Corporation), a business advisory firm to companies in the electronics, software, and communications industries since January 1990.

Mr. Norem has served as Executive Chairman of eeParts, Inc. since founding the company in April 1999. eeParts is a leading supply-chain software, systems and services provider for electronic equipment manufacturers. eeParts provides inventory management and sales order fulfillment requirements worldwide with operations in the United States and China.

Mr. Norem currently serves on the Board of Directors for AeA (the American Electronics Association) Texas Council and co-chairs the AeA Texas Economic Development Committee.

Previously, Mr. Norem co-founded ViewCast, Inc., the developer and supplier of streaming media technology. Mr. Norem served as Chief Executive Officer of ViewCast (and its affiliates ViewPoint Systems and Osprey Systems) until 1999.

Mr. Norem holds a BS degree in Electrical Sciences & Systems Engineering from Southern Illinois University and an MBA from the University of Chicago’s Graduate School of Business.

Directors Continuing in Office until 2008 Annual Meeting

Class I Director

BRUCE K. NELSON, 52, has been a director of the Company since 2005. Mr. Nelson presently serves as Chief Financial Officer of netGuru, Inc., a provider of engineering software and IT solutions for more than 19,000 clients worldwide. Prior to joining netGuru, Mr. Nelson served as Chief Operating Officer of Irvine-based Millennium Information Technologies, Inc. from 1997 to 2002. Mr. Nelson holds a B.S. in Finance from University of Southern California and an MBA from Bryant College in Smithfield, Rhode Island.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” Mr. Turek. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominee and AGAINST any other nominees.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors upon the recommendation of the Audit Committee, of McGladrey & Pullen LLP as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2006. The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected and approved McGladrey & Pullen LLP as independent auditors to audit and report upon the Company's financial statements. McGladrey & Pullen LLP has no direct or indirect financial interest in the Company.

Representatives of McGladrey & Pullen LLP are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

For the period since McGladrey & Pullen LLP’s appointment through December 31, 2005, there had been no disagreements with McGladrey & Pullen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey & Pullen LLP would have caused them to make reference thereto in their independent auditors report. In addition, for the period since McGladrey & Pullen LLP 's appointment through December 31, 2005, we did not consult with McGladrey & Pullen LLP regarding any matter that was the subject of a "disagreement" with McGladrey & Pullen LLP, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or with regard to any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of McGladrey & Pullen LLP as the Company's independent auditors for the fiscal year ending December 31, 2006.

Recommendation of the Board of Directors

The Board of Directors recommends a vote "FOR" the ratification of the appointment of McGladrey & Pullen LLP as the Company's independent auditors for the fiscal year ending December 31, 2006. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of McGladrey & Pullen LLP as independent auditors for the Company for the fiscal year 2006.

Information about Fees Billed by Independent Auditors (aggregate Fee for 2005 and 2004)

This table shows the aggregate fees billed to the Company by McGladrey & Pullen, LLP and RSM McGladrey for the years ended December 31, 2005 and 2004.

	2005	2004
Audit Fees:	$174,728	$132,000
Audit-Related Fees:	76,918	17,864
Tax Fees:	17,141	33,776
All Other Fees:	0	0

Audit fees are those fees for professional services in connection with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-KSB and the review of our quarterly consolidated financial statements included in our Quarterly Report on Form 10-QSB.

Audit-related fees consist primarily of services rendered in connection with consultations on financial accounting and reporting standards, SEC registration statements, and assistance with SEC staff comments.

Tax fees are primarily for preparation of tax returns, assistance with tax audits and appeals, advice on acquisitions and technical assistance.

All of the non-audit services disclosed above for 2005 and 2004 were pre-approved by the Audit Committee in accordance with the procedures described below. The Audit Committee considered whether the non-audit consulting services provided by the auditors' firm could impair the auditors' independence and concluded that such services have not impaired the auditors' independence.

All services to be provided by McGladrey & Pullen, LLP are subject to pre-approval by the Audit Committee. The Chairman of the Audit Committee informally pre-approves audit and non-audit services, up to $5,000, with such pre-approvals subsequently ratified by the full Audit Committee. Typically, however, the Audit Committee itself reviews the matters to be approved. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee. The Sarbanes-Oxley Act prohibits an issuer from obtaining certain non-audit services from its auditing firm so as to avoid certain potential conflicts of interest; the Company will not obtain any of these prohibited services from McGladrey & Pullen, LLP, and the Company is able to obtain such services from other service providers at competitive rates.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 2 to approve the ratification of Appointment of Independent Auditors.

PROPOSAL 3
DIRECTORS' PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A REVERSE STOCK SPLIT BETWEEN ONE-FOR-TWO (1:2) AND ONE-FOR-TEN (1:10)

General

We are requesting stockholder approval to grant the Board of Directors the authority to effect the Reverse Stock Split for the following reasons:

(1) To maintain the listing of our common stock on The NASDAQ Capital Market, we must demonstrate compliance with their continued listing requirements. NASDAQ'S continued listing requirements require, among other things, that we demonstrate a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days, given that we have been determined non-compliant with the bid price requirement. NASDAQ may, in its discretion, require an issuer to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days, but generally no more than 20 consecutive business days, before determining that the issuer has demonstrated an ability to maintain long-term compliance;

(2) the Board of Directors believes a higher stock price may help generate investor interest in the Company;

(3) the Board of Directors believes this action may attract additional investment in the Company; and

(4) the Board of Directors believes this action is the next logical step in the process of restructuring the Company to align the Company's outstanding shares of capital stock with the Company's existing financial condition and operations to provide an opportunity for potential realization of stockholder value, which is currently subject to the dilutive effects of the Company's capital structure.

Accordingly, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to amend the Certificate of Incorporation, as amended, to effect the Reverse Stock Split.

Potential Increased Investor Interest

On September 8, 2006, the Company's Common Stock closed at $0.78 per share. In approving the resolution seeking stockholder approval of the Reverse Stock Split, the Company's Board of Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the board of directors believes that most investment funds are reluctant to invest in lower priced stocks.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT, INCLUDING THAT THE REVERSE STOCK SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK OR THAT ANY INCREASE IN THE PER SHARE PRICE OF THE COMMON STOCK WILL NOT BE SUSTAINED.

The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

(1) the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Company's Common Stock outstanding before the Reverse Stock Split; and

(2) the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The market price of the Company's Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Determination Of The Ratio For The Reverse Stock Split

The ratio of the Reverse Stock Split will be determined by the Company's Board of Directors, in its sole discretion. However, the ratio will not exceed a ratio of one-for-ten (1-10) or be less than a ratio of one-for-two (1-2). In determining the Reverse Stock Split, the Company's Board of Directors will consider numerous factors including the historical and projected performance of the Company's Common Stock, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of the Common Stock in the period following the effectiveness of the Reverse Stock Split. The Company's Board of Directors will also consider the impact of the Reverse Stock Split ratio on investor interest. The purpose of selecting a range is to give the Company's board of directors the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

Principal Effects Of The Reverse Stock Split

Upon implementation of the Reverse Stock Split, the Company will amend Article 4 of the Company's certificate of incorporation, relating to the Company's authorized capital, in its entirety to read as follows:

"4. Authorized Capital

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Twenty One Million (21,000,000) shares, consisting of:

(1) One Million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"); and

(2) Twenty Million (20,000,000) shares of common stock, par value $.005 per share ("Common Stock").

Upon the effectiveness (the "Effective Date") of the certificate of amendment to the certificate of incorporation containing this sentence each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares."

The Reverse Stock Split will be effected simultaneously for all the Company's Common Stock and the exchange ratio will be the same for all of the issued Common Stock, except as set forth below. The Reverse Stock Split will affect all of the stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of the stockholders owning a fractional share. All shares of issued Common Stock will remain fully paid and nonassessable. The amount of authorized shares of common and preferred stock will not be reduced or otherwise modified by the Reverse Stock Split. The Reverse Stock Split will not affect the Company's continuing to be subject to the periodic reporting requirements of the Exchange Act.

The certificate of amendment filed with the Secretary of State of the State of Delaware will include only those numbers determined by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors will not implement any subsequent amendments providing additional splits without first obtaining the approval of the shareholders.

Based on stock information as of the Record Date after completion of the Reverse Stock Split, the Company will have approximately between 3,101,301 and 620,260 shares of issued and outstanding Common Stock, depending on the ratio of the Reverse Stock Split as set forth below:

Issued and Outstanding Common Stock
Current	After a 1:2 reverse split	After a 1:3 reverse split	After a 1:4 reverse split	After a 1:5 reverse split	After a 1:6 reverse split	After a 1:7 reverse split	After a 1:8 reverse split	After a 1:9 reverse split	After a 1:10 reverse split

6,202,601	3,101,301	2,067,534	1,550,650	1,240,520	1,033,767	886,086	775,325	689,178	620,260

The Company has outstanding convertible preferred stock, options and common stock purchase warrants. The general effect of the Reverse Stock split on these instruments will be (i) to reduce the number of shares of common stock, issued upon conversion of the convertible preferred stock or upon exercise of the options or warrants, in an amount which corresponds to the ratio selected by the Board of Directors for the Reverse Stock Split, and (ii) to increase the conversion price or the exercise price, as the case may be, in an amount which corresponds to the ratio selected by the Board of Directors for the Reverse Stock Split.

The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. The Company does not have any present intention, plan, arrangement or agreement, written or oral, to issue shares of Common Stock for any purpose, except for the issuance of shares of Common Stock upon (1) the exercise of outstanding convertible securities, options or warrants to purchase Common Stock or (2) upon acquisitions of the stock or assets of other companies. Although the Company does not have any present intention to issue shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time. The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

The Company will file the certificate of amendment to the Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split (the "Split Effective Date"). The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit A (Exhibit C in the event that both this Proposal 3 and also Proposal 4 are passed) to this Proxy Statement and would be tailored to the specific Reverse Stock Split ratio to be effected. The Reverse Stock Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Stock Split has been effected. The Reverse Stock Split will take place on the Split Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each stockholder is entitled to receive as a result of the Reverse Stock Split.

Effect on Certificated Shares

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Stock Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. Stockholders will not receive cash in lieu of fractional shares.

Effect On M-Wave’s Employees and Directors

If you are an M-Wave employee, the number of shares reserved for issuance under M-Wave’s existing stock option plan will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors. In addition, the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on the reverse stock split ratio selected by the Board of Directors.

If you are a current or former employee or a director of M-Wave, you may own M-Wave restricted securities, which would all be adjusted based on the reverse stock split ratio selected by the Board of Directors.

Accounting Matters

The Reverse Stock Split will not affect total stockholders' equity on the Company's balance sheet, except to the extent that the Company has a contractual obligation requiring a disproportionate adjustment, as more fully described above. However, because the par value of the Company's Common Stock will remain unchanged on the Split Effective Date, the components that make up total stockholders' equity will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Company's Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-half (1/2) and one-tenth (1/10) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company's Common Stock will be increased because there will be fewer shares of the Company's Common Stock outstanding. Prior periods' per share amounts will be restated to reflect the Reverse Stock Split.

Potential Anti-Takeover Effect

The increased proportion of authorized shares of preferred stock that may be issued could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company). The Reverse Stock Split proposal is not being proposed in response to any effort of which the Company is aware of to accumulate shares of the Company's Common Stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the Reverse Stock Split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to reduce or interfere with the ability of third parties to take over or change the control of M-Wave.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (the "Code") (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder's exchange of old shares for new shares pursuant to the Reverse Stock Split. The aggregate tax basis of the new shares received in the Reverse Stock Split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor. The stockholder's holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the Reverse Stock Split.

The Company's view regarding the tax consequence of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder's own tax advisor with respect to all of the potential tax consequences to such stockholder of the Reverse Stock Split.

Dissenter's Rights

Under the Delaware General Corporation Law, the Company's stockholders are not entitled to dissenter's rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 3 to approve the Reverse Stock Split.

PROPOSAL 4
DIRECTORS PROPOSAL TO AMEND THE CERTIFICATE OF
INCORPORATION, AS AMENDED, TO EFFECT AN INCREASE IN
AUTHORIZED COMMON STOCK

General

We are requesting stockholder approval to grant the Board of Directors the authority to effect an increase in the Company’s authorized Common Stock from twenty million (20,000,000) to Two-Hundred million (200,000,000) (the “Increase in Authorized”), for the following reason:

(1)    the Company is authorized to issue 20,000,000 shares of Common Stock of which 6,202,601 shares are currently outstanding and approximately 13,762,441 shares are reserved for issuance under outstanding notes, warrants and options. Therefore, we currently have only approximately 34,958 authorized shares available to be issued or reserved for issuance upon the granting of new options or upon the issuance of new warrants or other securities convertible into shares of Common Stock.

The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation to effect the Increase in Authorized and declared that it is advisable for the stockholders to approve such amendment.

Principal Effects Of The Increase in Authorized

The Increase in Authorized was determined by the Company’s Board of Directors, in its sole discretion.

The Company’s stockholders will not realize any dilution in their voting rights as a result of the Increase in Authorized but will experience dilution to the extent that additional shares would be issued.

Issuance of significant numbers of additional shares of the Company’s Common Stock in the future (i) will dilute stockholders’ percentage ownership and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares.

When the Board of Directors decides to implement the Increase in Authorized, the Company will amend Article Fourth of the Company's certificate of incorporation, as amended, relating to the Company's authorized capital, in its entirety to read as follows:

FOURTH:

“4. Authorized Capital.

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Two-Hundred One Million (201,000,000) shares, consisting of:

(1) One Million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"); and

(2) Two-Hundred Million (200,000,000) shares of common stock, par value $.005 per share ("Common Stock").”

Based on stock information as of the Record Date after completion of the Increase in Authorized, the Company will have approximately 6,202,601 shares of issued and outstanding Common Stock and 200,000,000 shares of authorized Common Stock.

The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. As disclosed in the Company’s Securities Exchange Act filings, the Special Committee of the Company’s Board of Directors is reviewing strategic options including the sale or merger of all or part of the Company. Presently there is no definitive agreement in place, nor has any letter of intent been executed in connection with a sale or merger of all or part of the Company. There is no guarantee that any such agreement will ever be reached. Although the Company does not have any present intention to issue shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time.

The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

The following chart illustrates the impact of the Increase in Authorized on the amount of Company Common Stock outstanding, reserved for issuance and available for issuance. The effect of the reverse stock split proposed in Proposal 3 is not reflected in this chart.

Number of shares of M-Wave Common Stock that is:	Currently	After giving effect to Proposal No. 3

currently outstanding	6,202,601	6,202,601
reserved for issuance	13,762,441	13,762,441
available for issuance	34,958	180,034,958

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company's certificate of incorporation or bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Provisions in our certificate of incorporation, our bylaws and applicable provisions of the Delaware General Corporation Law may make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. Such provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock. Specifically, the Company is authorized to issue blank check preferred stock to thwart a takeover attempt and currently neither our certificate of incorporation nor our bylaws allows cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors.

In addition, Section 203 of the Delaware General Corporation Law may discourage, delay or prevent a change in control by prohibiting us from engaging in a business combination with an interested stockholder for a period of three years after the person becomes an interested stockholder. The Company also has in place employment agreements with Joseph Turek and Jim Mayer, which provide for the payment to each of them in the event of a change of control. See “Employment Agreements” below.

The Board of Directors shall have the option of approving fewer than two hundred million (200,000,000) shares of Common Stock under this Proposal 4 if the Board determines that, for Delaware franchise tax purposes, it is in the best interests of the Company and the stockholders to do so.

Procedure For Effecting The Increase in Authorized

The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Increase in Authorized. The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit B (Exhibit C in the event that both this Proposal 4 and also Proposal 3 are passed) to this Proxy Statement.

Vote Required

The approval of the Increase in Authorized requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends that the Stockholders vote “FOR” Proposal 4 to approve the Increase in Authorized.

CORPORATE GOVERNANCE

Board of Directors Meetings and Committees

The Board of Directors of the Company held eighteen meetings during 2005. The Board of Directors also has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee held four meetings and the Compensation Committee held three meetings during 2005. The Committees receive their authority and assignments from the Board of Directors and report to the Board of Directors. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served during the period for which he was a Director.

Messrs. Nelson, Norem, and Castagna are members of the Audit Committee. Mr. Nelson qualifies as an audit committee financial expert, and he is “independent” as defined in Rule 4200(a)(15) of the NASD’s listing standards. The Audit Committee recommends the engagement of the Company’s independent auditors and is primarily responsible for approving the services performed by the Company’s independent auditors. The Committee also reviews and evaluates the Company’s accounting principles and its system of internal accounting controls. A more detailed description of the function of the Audit Committee may be found in the Audit Committee Charter, which was included as Appendix A to the proxy statement for our 2002 annual meeting. Please see the Audit Committee Report at page 15 below.

Messrs. Norem, Nelson, and Castagna are the members of the Compensation Committee. The Compensation Committee reviews and approves the Company’s executive compensation policy, makes recommendations concerning the Company’s employee benefit policies, and has authority to administer the Plan.

The Board of Directors has not established a Nominating Committee because the full Board of Directors performs such duties. All Directors participate in the consideration of director nominees. The Board of Directors will consider all candidates for director that are recommended by stockholders. Recommendations should be mailed to the Company’s principal offices, 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, attention: President, at least 120 days prior to the year’s annual meeting. Given the evolving restructuring of the Company’s business, a primary factor in the consideration of a candidate for director is knowledge of the Company’s restructuring, industry and business plan. The Board of Directors gives no special positive or negative consideration to a candidate based on the party that recommended the candidate. The nominee for election at the Annual Meeting was nominated by the full Board of Directors.

Stockholders who wish to communicate directly with one or more directors may do so by mailing such communications to the Company’s principal offices 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, attention: President. The President will then relay all communications to the appropriate director(s).

The Company does not have a policy regarding the attendance of directors at annual meetings of stockholders. All directors (except Bruce Nelson and Glenn Norem who were elected in September 2005) who are continuing in office attended the prior year’s annual meeting.

DIRECTORS’ COMPENSATION

The Company’s compensation policy for non-employee directors currently provides each director with $1,500 per Board or committee meeting and $500 per meeting if by teleconference. Each non-executive director is paid a retainer of $10,000 per quarter for service on the Board of Directors. The non-executive Chairman of the Board of Directors is to be paid $5,000 per quarter. Other non-executive members of the Executive Committee are to be paid $1,500 per quarter. The Company currently does not have any members of the Executive Committee. The chairman of the Audit Committee is paid $5,000 per quarter. Other members of the Audit Committee are paid $1,500 per quarter. The chairman of the Compensation Committees is paid $1,500 per quarter. One-half of these fees are paid on the first calendar day of each quarter, and the other half is accrued and deferred until the end of each quarter. The Company also has established a Special Committee, whereby the Chairman of the Special Committee is paid $12,000 per month and other members of the Special Committee are paid $8,000 per month. The Company also reimburses non-employee directors for their reasonable expenses incurred in connection with attending Board meetings. Each non-employee director receives on the first business day of each calendar year, options to purchase $60,000 worth of shares of the Company’s common stock at the fair market value per share on the first business day of each year. The options shall have an exercise prices equal to 110% of the closing price on the first business day of each year and are fully vested upon issuance with a life of five years.

EXECUTIVE OFFICERS’ COMPENSATION

Compensation of Executive Officers

The following table shows the compensation paid by the Company to the individual who served as the Company’s Chief Executive Officer in 2005 and its two other most highly compensated officers during 2005. No other executive officer of the Company had a total annual salary and bonus for 2005 that exceeded $100,000.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation ($) (3)	Securities Underlying Options
Jim Mayer	2005	$211,000	$0	0	150,000(4)
(Interim CEO)(1)	2004	$46,000	$0	0	144,000
	2003	$0	$0	0	0

Joseph A. Turek	2005	$197,000	$0	0	0
(President & COO)(2)	2004	$153,000	$0	0	0
	2003	$125,000	$17,000	0	0

Robert Duke	2005	$165,000	$0	0	0
(President-EMG)	2004	$125,000	$0	0	0
	2003	$125,000	$0	0	100,000

(1)
Named Chief Executive Officer on July 28, 2004. Prior to such date, he was a consultant to the Company. His compensation as a consultant is described below under “Certain Transactions” and is not included in the table above.

(2)	Also served in the capacity of Chief Executive Officer through July 28, 2004.
(3)	Other annual compensation did not exceed the lesser of $50,000 or 10% of the total salary and bonus.
(4)	Options granted in lieu of cancellation of 400,000 options granted in 2004.

Aggregate Option Exercises in 2005 and 2005 Year-End Option Values

Option Grants in 2005

The following table contains information concerning stock options granted to the named executive officers in 2005.

2005 Grants

Name	No. of Shares Underlying Options Granted(a)	% of Total Options Granted to Employees in FY 2005	Exercise or Base Price ($/Share)	Expiration Date

Jim Mayer	150,000	32%	$0.99	8/19/10

The following table sets forth certain information with respect to the unexercised options to purchase the Company’s common stock held by the named executive officers at December 31, 2005. None of the named executive officers exercised any stock options during the fiscal year ended December 31, 2005.

Aggregated Option/SAR Exercises in last Fiscal Year and
Fiscal Year-End Option/SAR Values

	Number of Unexercised Options/SARS at FY-End (#)		Value of Unexercised In-the-Money Options/SARS at FY-End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Robert Duke	110,000	0	$0	0
Jim Mayer	294,000	0	$0	0
Joseph A. Turek	0	0	$0	0
___________

(1)	Based on the fair market value of the Company’s common stock on December 31, 2005 ($0.57 per share) less the option exercise price.

Employment Agreements

Each of Messrs. Turek and Mayer entered into an employment agreement with the Company, effective as of July 28, 2004, which provides for his continued employment in his present capacity through December 31, 2006. Each of the foregoing agreements continues thereafter in one year periods, unless terminated by either party by giving notice at least ninety days prior to termination.

The executives are entitled to the following annual salaries under the employment agreements: Mr. Turek is entitled to an annual rate of $195,000 through April 2005 and $215,000 thereafter. Mr. Mayer is entitled to an annual rate of $208,000 through April 2005 and $239,000 thereafter. Each of Messrs. Turek and Mayer shall be eligible to receive an annual cash bonus (“Cash Bonus”) with respect to the fiscal year ending December 31, 2005 and the fiscal year ending December 31, 2006 equal to ten percent (10%) of the amount by which the Company’s Gross Margin (as defined below) for such fiscal year exceeds $4,500,000. Any cash bonus shall not exceed $200,000 with respect to any fiscal year occurring during the Term.

The Company also agreed to pay Mr. Turek, if the Company’s gross margin for the 2004 fiscal year exceeds $3,726,000, a bonus for the 2004 fiscal year equal to $15,000 multiplied by a fraction, the numerator of which is the Company’s gross margin in such fiscal year and the denominator of which is $3,726,000. Bonuses in subsequent years will be made at the discretion of the Company’s Board of Directors. If Mr. Turek’s employment is terminated by either Mr. Turek or the Company within certain periods following a “change of control” of the Company, Mr. Turek is entitled to a lump-sum payment equal to 150% of the then-remaining unpaid salary under the employment agreement and all outstanding stock options shall immediately become fully vested.

Mr. Duke entered into an employment agreement with the Company, effective May 1, 2004 at an annual rate of $150,000 through August 31, 2005 and $165,000 thereafter, and provides for his continued employment in his present capacity through December 31, 2006.

As of December 31, 2005, Messrs. Mayer, Turek, and Duke, agreed to voluntarily reduce compensation levels to $150,000, $135,000, and $150,000 respectively in an effort to assist the Company’s financial performance.

Bonus Plan

Although there is no formal written plan, it is the Company’s practice to grant discretionary cash bonuses to the Company’s employees on an annual basis. The Compensation Committee has the discretion to award performance bonuses. The Company awarded no bonuses in 2005 to its employees.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

On April 15, 2003, the Company retained Credit Support International, LLC (CSI), whose Managing Member was Jim Mayer. Under the Consulting Agreement, Mr. Mayer initially served as a consultant and then as Chief Restructuring Advisor to the Company’s Board of Directors to determine the Company’s viability and then to facilitate a restructuring of the Company’s operations and financial position. The Company and CSI entered into a Consulting Agreement in September 2003. Pursuant to the consulting agreement, the Company agreed to pay CSI a monthly fee of $12,000, a monthly travel and housing allowance of $2,800, an annual health care coverage allowance of $3,600, a bonus of $6,000 per month upon the occurrence of certain events, and a fee upon the completion of certain types of financing or other transactions. As part of the agreement, the Company granted 144,000 options to acquire the Company’s common stock to Mr. Mayer at an exercise price of $0.67 per share. The options vest ratably over a one-year period commencing in September 2003, and the options expire on April 15, 2008. This agreement was terminated upon Mr. Mayer’s employment with the Company in April 2004.

Audit Committee Report

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of the Company’s financial statements, systems of internal control and the audit process. The Committee is currently comprised of two non-employee directors. The Board of Directors and the Committee believe that the Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirements that:

•	all audit committee members are “independent directors” as that term is defined by NASD Rule 4200(a)(15);

•	all audit committee members are able to read and understand fundamental financial statements; and

•	at least one audit committee member is financially sophisticated.

The Committee operates under a written Charter adopted by the Board of Directors that reflects standards contained in the NASD rules. The Audit Committee reviews this Charter annually. A complete copy of the current Charter was attached to the Proxy Statement for our 2002 annual meeting.

The Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2005.

In general, Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent auditors to provide the Committee with additional information regarding the scope and results of the audit, including:

•	the independent auditor’s responsibilities under general accepted auditing standards;

•	the independent auditor’s judgments about the quality of the Company’s accounting principles;

•	the adoption of, or a change in, accounting policies;

•	sensitive accounting estimates;

•	accounting for significant unusual transactions and for controversial or emerging areas;

•	significant audit adjustments;

•	unadjusted audit differences considered to be immaterial;

•	other information in documents containing audited financial statements;

•	total fees for management consulting services and types of services rendered;

•	disagreements with management on financial accounting and reporting matters;

•	major issues discussed with management prior to retention;

•	consultation with other accountants;

•	difficulties encountered in performing the audit; and

•	material errors, fraud and illegal acts.

The Committee has discussed with the independent auditors the matters required to be discussed by this Statement.

In general, Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent auditors to communicate, at least annually, with the Committee regarding all relationships between the independent auditors and the Company that, in the professional judgment of the independent auditors, may reasonably be thought to bear on their independence. The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by this Standard, and the Committee has discussed with the independent auditors the independent auditors’ independence. When considering the auditors’ independence, the Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee also reviewed, among other things, the amount of fees paid to the auditors for audit and non-audit services in 2005. Information about the auditors’ fees for 2005 is listed below in this proxy statement under “Independent Auditors.” Based on these discussions and considerations, the Committee is satisfied as to the auditors’ independence.

Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. We have also recommended to the Board of Directors that McGladrey & Pullen, LLP be selected as the Company’s independent auditors for the fiscal year ending December 31, 2006.

AUDIT COMMITTEE

Bruce K. Nelson

Glenn A. Norem

Gary L. Castagna

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding common stock, to file reports of ownership and changes in ownership of such securities with the SEC. Officers, directors and greater-than-10% beneficial owners are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of the forms furnished to the Company, and/or written representations from certain reporting persons that no other reports were required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and 10% owners during or with respect to the year ended December 31, 2005 were met.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of August 31, 2006 by (1) each person known to the Company to beneficially own 5% or more of the Company’s common stock, (2) each of the Directors and each executive officer, and (3) all executive officers and directors of the Company as a group. The number of shares of common stock shown as owned below assumes the exercise of all currently exercisable options held by the applicable person or group, and the percentage shown assumes the exercise of such options and assumes that no options held by others are exercised. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their respective names. For purposes of the following table, each person’s “beneficial ownership” of the Company’s common stock has been determined in accordance with the rules of the Commission.

Name of Beneficial Holder	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (8)

M.A.G. Capital, LLC (1)(10)	619,640	9.99%
Gary L. Castagna (2)	175,774	2.76%
Jim Mayer (3)(9)	399,000	6.05%
Joseph A. Turek(4)(9)	1,579,000	24.66%
Bruce Nelson (5)	171,774	2.69%
Glenn Norem (6)	146,774	2.31%
All Directors and executive officers as a group
(five persons) (7)	2,472,322	33.91%

(1)
The following table depicts the total number of shares that M.A.G. Capital, LLC beneficially owns on behalf of itself and its affiliated funds (Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, and Monarch Pointe Fund, Ltd.). David F. Firestone is the managing member of M.A.G. Capital LLC, and as such he has beneficial ownership of shares owned by M.A.G. Capital LLC and its affiliated funds.

Name	Number of Shares of common stock Currently Held	Number of Shares to be Received Upon Conversion of Series A Preferred Stock (*)	Number of Shares to be Received Upon Conversion of Series B Preferred Stock (*)	Number of Shares to be Received Upon Exercise of Warrants (*)	Number of Shares of common stock Beneficially Owned (*)
M.A.G. Capital, LLC	0	0	0	1,020,290	1,020,290
Mercator Momentum Fund, LP	47,194	548,469	898,734	419,016	1,913,413
Mercator Momentum Fund III, LP.	32,927	382,653	3,183,301	245,137	3,844,018
Monarch Pointe Fund, Ltd.	17,500	344,388	1,696,203	447,006	2,505,097

(*)Each share of Series A Preferred Stock and Series B Preferred Stock may be converted by the holder into that number of shares of common stock as is determined by dividing 100 by $0.98 and $0.79, respectively. The documentation governing the terms of the Series A Preferred Stock, the Series B Preferred Stock and the warrants contains provisions prohibiting any conversion of the Series A Preferred Stock or the Series B Preferred Stock or exercise of the warrants that would result in M.A.G. Capital, LLC, Mercator Momentum Fund, LP, Mercator Momentum Fund III, LP, Monarch Pointe Fund, Ltd., and their affiliates, collectively beneficially owning more than 9.99% of the outstanding shares of our common stock as determined under Rule 13d-3 of the Securities Exchange Act of 1934. As a result of these provisions, none of such entities hold beneficial ownership of more than 9.99% of the outstanding shares of our common stock. However, for purposes of clarity, the table above shows the conversion and exercise figures in the columns with an asterisk as if there were no 9.99% limitation in place.

(2)	Includes 175,774 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006.

(3)
Includes 5,000 shares owned, 250,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006, and 144,000 shares upon the exercise of immediately exercisable warrants, or warrants exercisable within 60 days of August 31, 2006.

(4)
Includes 1,379,000 shares owned, 200,000 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006. On February 6, 2006, Joseph A. Turek, Chairman of the Board, President and Chief Operating Officer of the Company, entered into a voting agreement with MAG Capital, LLC and Mercator Momentum Fund, LP whereby Mr. Turek agreed to vote all voting securities of the Company currently owned or thereafter acquired by him in favor of a significant acquisition of another company, or of the business or assets of another company, that is recommended by the Special Committee of the Company’s Board of Directors. The voting agreement terminates on the earlier of its one-year anniversary or upon the closing of any such acquisition.

(5)	Includes 171,774 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006.

(6)	Includes 146,774 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006.

(7)	Includes 888,322 shares that may be acquired upon the exercise of immediately exercisable options, or options exercisable within 60 days of August 31, 2006.

(8)	Based on 6,202,601 shares outstanding on August 31, 2006.

(9)	c/o M-Wave, Inc., 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131.

(10)	555 South Flower Street, Suite 4500, Los Angeles, California 90071.

EQUITY COMPENSATION PLANS

On June 30, 2006, the Company had the following securities issued and available for future issuance under equity compensation plans:

	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,733,023 shares of common stock	$0.85 per share	387,277 shares of common stock
Equity compensation plans not approved by security holders	104,167 shares of common stock	$1.35 per share	0 shares of common stock
Total	1,837,190 shares of common stock	$0.88 per share of common stock	387,277 shares of common stock

GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to M-Wave, Inc., 11533 Franklin Avenue, 2nd Floor, Franklin Park, Illinois 60131, Attn: Jeffrey Figlewicz, Chief Financial Officer and Secretary.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of the Director, FOR the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending December 31, 2006, and FOR the amendment of the Company's Certificate of Incorporation, as amended, to effect a 1:3 reverse stock split.

Stockholder Proposals for the 2007 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company's 2007 Annual Meeting of Stockholders must be received by the Company at its office in Franklin Park, Illinois on or before December 31, 2006 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2006 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Franklin Park, Illinois.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for the one person listed as a candidate for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2 and 3 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By order of the Board of Directors

/s/ Joseph A. Turek
Joseph A. Turek
President and Chairman

September 12, 2006

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
M-WAVE, INC.

Pursuant to Delaware General Corporation Law Section 242, M-Wave, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendments to the Corporation's Certificate of Incorporation:

Section 4 of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“4. Authorized Capital.

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Twenty One Million (21,000,000) shares, consisting of:

(1) One Million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"); and

(2) Twenty Million (20,000,000) shares of common stock, par value $.005 per share ("Common Stock").

Upon the effectiveness (the "Effective Date") of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares. ”
________________________
* a number between 2 and 10.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2006.

M-WAVE, INC.

By: /s/ Joseph A. Turek
Joseph A. Turek
President and Chairman

EXHIBIT B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
M-WAVE, INC.

Pursuant to Delaware General Corporation Law Section 242, M-Wave, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendments to the Corporation's Certificate of Incorporation:

Section 4 of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“4. Authorized Capital.

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Two-Hundred One Million (201,000,000) shares, consisting of:

(1) One Million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"); and

(2) Two-Hundred Million (200,000,000) shares of common stock, par value $.005 per share ("Common Stock").”

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2006.

M-WAVE, INC.

By: /s/ Joseph A. Turek
Joseph A. Turek
President and Chairman

EXHIBIT C

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
M-WAVE, INC.

Pursuant to Delaware General Corporation Law Section 242, M-Wave, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify:

That the board of directors, and stockholders of the Corporation holding a majority in interest of the outstanding shares of common stock of the Corporation, approved the following amendments to the Corporation's Certificate of Incorporation:

Section 4 of the Certificate of Incorporation of the Corporation is hereby amended in its entirety to read as follows:

“4. Authorized Capital.

The aggregate number of shares of all classes of capital stock which the Corporation shall have authority to issue shall be Two-Hundred One Million (201,000,000) shares, consisting of:

(1) One Million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"); and

(2) Two-Hundred Million (200,000,000) shares of common stock, par value $.005 per share ("Common Stock").

Upon the effectiveness (the "Effective Date") of the certificate of amendment to the certificate of incorporation containing this sentence, each [*] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [date on which the certificate of amendment is filed], the effective date of a reverse stock split (the "Split Effective Date"), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and nonassessable share of Common Stock. There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares. ”
________________________
* a number between 2 and 10.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has duly executed this Certificate of Amendment as of the ____ day of _____ 2006.

M-WAVE, INC.

By: /s/ Joseph A. Turek
Joseph A. Turek
President and Chairman

PROXY

M-WAVE, INC.
ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 31, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (i) appoints Joseph A. Turek as proxy holder and attorney, with full power of substitution, to appear and vote all of the shares of Common Stock of M-Wave, Inc. that the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of M-Wave, Inc., to be held at 11533 Franklin Avenue, 2nd Floor, Franklin Park, IL 60131, on Tuesday, October 31, 2006, at 10:00 a.m. local time, and at any adjournments thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said proxy holders to vote all of the shares of Common Stock of M-Wave, Inc. represented by this proxy as follows, with the understanding that if no directions are given below, said shares will be voted “For” the election of the Director nominated by the Board of Directors, “For” the proposal to ratify the appointment of McGladrey & Pullen, LLP as the independent auditors of M-Wave, Inc., “FOR” the amendment of the Company's Certificate of Incorporation, as amended, to effect a reverse stock split, and “FOR” the amendment of the Company's Certificate of Incorporation, as amended, to increase the authorized shares of the Company.

Please Vote, Sign, Date And Return The Proxy Card Promptly
Using The Enclosed Envelope.

(Continued and to be signed on reverse side.)

1.	Election of Directors	For	Against	Abstain	2.	Ratification of the appointment of	For	Against	Abstain
McGladrey & Pullen, LLP as
	Nominees:					independent auditors of the
						Company for fiscal year 2006.	☐	☐	☐
	Joseph A. Turek	☐	☐	☐

3.	Amendment of the Certificate	For	Against	Abstain	4.	Amendment of the Certificate of	For	Against	Abstain
	of Incorporation, as					Incorporation, as amended, to effect
	amended, to effect a reverse					an increase in authorized Common
	stock split in the discretion					Stock.	☐	☐	☐
	of the Board of Directors.	☐	☐	☐

5.	In their discretion to act on	For	Against	Abstain
any other matters which may
properly come before the
	annual meeting.	☐	☐	☐

The Board of Directors recommends you vote FOR the above proposals

Dated:	, 2006

Signatures(s)

Your signature to this proxy card should be exactly the same as the name imprinted herein. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. For joint accounts, the name of each joint owner must be signed.

- Fold And Detach Here -

Your Vote is Important!

Please Mark, Sign, Date And Mail the Proxy Card Promptly Using The Enclosed Envelope